Exhibit 99.1

CLA (CliftonLarsonAllen LLP) 10700 West Research Drive, Suite 200 Milwaukee, WI 53226 414-476-1880 | 414-476-7286 CLAconnect.com

December 6, 2018

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Bank First National Corporation’s statements included under Item 4.01 of its Form 8-K filed on December 6, 2018 and we agree with such statements concerning our firm.

/s/ CliftonLarsonAllen LLP